UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                  FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 19, 2016

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	        FLORIDA		 001-36769	    47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation


200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


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       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                             December 19, 2016


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR

	On December 19, 2016, the Executive Committee of the Board of Directors for FRP Holdings, Inc. unanimously determined to change the date of its fiscal year end to December 31. The report covering the transition period will be filed on Form 10-Q.





                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.



Date:  December 23, 2016        By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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